Exhibit 10.16

AMSOUTH BANCORPORATION

LIFE INSURANCE AGREEMENT

1. RECITALS

WHEREAS, C. Dowd Ritter (the “Participant) has been and continues to be a valued key employee of AmSouth Bancorporation (the “Company”), and

WHEREAS, the Company has agreed to provide the Participant with an insurance death benefit payable on the death of the last survivor of the Participant and Susan B. Ritter, the Participant’s spouse (“His Spouse”); and

WHEREAS, in exchange for such death benefit, the Participant has agreed to waive his rights to participate in certain group term life insurance plans maintained by the Company; and

WHEREAS, the Participant has agreed that he and His Spouse will provide any medical history information to the insurance company or submit to any medical exams or tests as required by the insurance company for the coverage to be issued; and

WHEREAS, the Participant has agreed that the right to designate a beneficiary for such insurance death benefit, as well as the ability to assign such right, shall be irrevocably assigned from inception to William D. Ritter and Elaine B. Ritter (the “Assignees”).

NOW, THEREFORE, in consideration of the promises and representations of the parties as herein recited, and in recognition of other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the Participant, by and through his Assignees, and the Company hereby agree as follows, effective April 1, 1998.

2. DEFINITIONS

For purposes of this Agreement, the following terms have the meanings set forth below:

2.01	ALTERNATIVE DEATH BENEFIT means a Company-paid death benefit paid by the Company to each Assignee’s beneficiary(ies) pursuant to an Alternative Death Benefit Election made by an Assignee under Section 7 of this Agreement.

2.02

ALTERNATIVE DEATH BENEFIT AMOUNT means an amount that, after subtracting any Company federal, state, and local income tax savings resulting from the deductibility of the payment for corporate tax purposes, is equal to the Participant’s Coverage Amount. The

Alternative Death Benefit Amount shall be determined at the time the payment is to be made, based on the Company’s federal, state and local income tax rate (calculated at the highest marginal tax rate then applicable to the Company, but net of any federal deduction for state and local taxes) at the time of the payment.

2.03	Alternative Death Benefit Election means an election made by the Assignees pursuant to Section 7 of the Agreement.

2.04	Assignee means, with respect to one-half of the Participant’s Coverage Amount, William D. Ritter, and with respect to the other one-half of the Participant’s Coverage Amount, Elaine B. Ritter, or the person or entity to which an Assignee assigns his or her interest under the Agreement.

2.05	Change in Control means a change in control of the Company, as such term is defined in the AmSouth Bancorporation Employment Agreement for C. Dowd Ritter, as in effect from time to time, or if none is in effect, the last such agreement in effect;

2.06	Company means AmSouth Bancorporation.

2.07	Company Death Benefit means the portion of the Policy’s death benefit payable to Company as provided in Section 6.

2.08	Effective Date means April 1, 1998.

2.09	His Spouse means Susan B. Ritter

2.10	Insurer means American General Life Insurance Company.

2.11	Participant means C. Dowd Ritter.

2.12	Participant’s Coverage Amount means the portion of the Policy’s death benefit payable to the beneficiary(ies) of the Assignees, which shall equal an aggregate of $3,339,795.

2.13	Policy means the life insurance policy acquired on the lives of the Participant and the Participant’s spouse which is subject to the terms of this Agreement, which is American General Life Insurance Company policy number [Policy Number].

2.14	Policy Owner means the Company.

2.15	Premium means the amount the Company is obligated to pay to the Insurer with respect to the Policy.

3. AMOUNT AND TYPE OF COVERAGE

3.01	Type of Policy and Coverage Amount. The Policy shall provide for a Participant Coverage Amount of $3,339,795. The Policy shall insure the Participant and His Spouse, with the death benefit payable at the death of the last survivor of the Participant and His Spouse.

3.02	Benefits Under Group Term Life Plan. In recognition of the insurance coverage provided under this Agreement, the Participant’s coverage under the group term life plan maintained by the Company shall be limited to $50,000, and shall be paid for by the Company.

4. PAYMENT OF PREMIUMS

4.01	Company Payments. Within thirty (30) days after the initial annual policy Premium is billed, the Company shall pay the first annual Policy Premium of $40,887. Thereafter, the Company shall pay an annual Policy Premium of $40,887 on each of the next fourteen (14) Policy anniversary dates, unless the Company’s obligation to pay Premiums for the Policy terminates pursuant to the provisions of this Agreement; any such Premium shall be paid by the Company within thirty (30) days of the Policy anniversary date. A portion of the Policy Premium payable by the Company shall be collected by the Company from the Participant, as provided in Section 4.02.

4.02	Participant Payments. The Participant shall pay a portion of the Policy Premium through semi-monthly payroll deducted payments to the Company. For each pay period, the amount payable by the Participant shall be determined by multiplying the Participant’s current annual base salary, as then in effect, by 0.0003 and dividing the result by 2.

The Participant’s semi-monthly contribution for the coverage shall continue until the earliest to occur of: the Participant’s termination of employment with the Company; the Participant’s death; or, the termination of this Agreement.

4.03	Termination Events. The Company’s obligation to pay Premiums with respect to the Policy shall terminate:

a. Automatically upon the death of the last survivor of the Participant and His Spouse; or

b. Upon the mutual written agreement of Company and the Assignees.

5. POLICY OWNERSHIP

5.01	Ownership. The Company shall be the owner of the Policy and shall be entitled to exercise the rights of ownership, except that the following rights shall be exercisable by each Assignee: (i) the right to designate the beneficiary(ies) to receive payment of that portion of the death benefit under such Policy equal to the Participant’s Coverage Amount unless there is an election for an Alternative Death Benefit in effect; and (ii) the right to assign any part or all of the Assignees’ rights under the policy to any person, entity or trust. The Company shall not borrow from, hypothecate, withdraw cash value from, surrender in whole or in part, cancel, or in any other manner encumber the Policy without the prior written consent of the Assignees. The Company shall not take any other action with respect to the Policy that may reduce the Participant’s Coverage Amount without the prior written consent of the Assignees.

5.02	Possession of Policy. The Company shall keep possession of the Policy. The Company agrees to make the Policy available to the Assignees or to the Insurer at such times, and on such terms as the Company determines for the sole purposes of endorsing or filing any change of beneficiary or assignment on the Policy.

6. DEATH BENEFIT

Upon the death of the last survivor of the Participant and His Spouse, the death benefit under the Policy shall be divided as follows:

a. The beneficiary(ies) of the Assignees shall be entitled to receive the Participant’s Coverage Amount.

b. The Company shall be entitled to receive as the Company Death Benefit an amount equal to the excess, if any, of the Policy’s death benefit over the Participant’s Coverage Amount.

The Company agrees to execute an endorsement to the Policy issued to it by the Insurer providing for the division of the Policy death benefit in accordance with the provisions of this Section.

Notwithstanding the provisions of this Section, if the Policy death benefit becomes payable while there is an Alternative Death Benefit Election in effect pursuant to Section 7, then the entire Policy death benefit shall be paid to the Company.

7. ALTERNATIVE DEATH BENEFIT ELECTION.

Each Assignee may elect an Alternative Death Benefit under this Agreement in lieu of the insurance benefit provided under the Policy. Any such election shall be filed with the Company in such form as may be prescribed by the Company. The Alternative Death Benefit shall be paid by the Company from the general funds of the Company, and shall not constitute an insurance benefit. It shall be paid by the Company to each Assignee’s beneficiary(ies) at the time the Participant’s insurance death benefit would have been paid (at the death of the survivor of the Participant and His Spouse). The amount of the payment shall be equal to the Alternative Death Benefit Amount. As long as an Alternative Death Benefit Election is in effect, the beneficiary(ies) of each Assignee shall receive only the Alternative Death Benefit, and shall not be entitled to receive any portion of any death benefits that would become payable under the Policy, and the Assignees shall cooperate with Company in effecting a change of beneficiary of the Policy to achieve such result. An Alternative Death Benefit Election (or an election to revoke such an election) shall be effective when any necessary documentation is submitted to and accepted by the Insurer. The Company will promptly submit any required forms or documents to the Insurer when an Alternative Death Benefit Election is made or revoked.

8. CHANGE IN CONTROL

If there is Change in Control:

a. this Agreement and the Company’s obligation to pay Policy Premiums hereunder shall become irrevocable at the time of the Change in Control;

b. the Company immediately shall transfer the ownership of the Policy to an irrevocable trust to: (i) pay any Premiums projected to be payable on the Policy after the Change in Control and (ii) pay any Alternative Death Benefit that becomes payable under Section 7 of this Agreement;

c. the Company immediately shall fund such irrevocable trust with an amount sufficient to pay all necessary projected future Premiums for the Policy; and

d. the provisions of Sections 4.02 and 4.03 shall continue to apply as if there had been no Change in Control.

The occurrence of a Change in Control shall not preclude an Assignee from thereafter making (or revoking) an Alternative Death Benefit Election pursuant to Section 7.

Notwithstanding the creation and funding of an irrevocable trust in accordance with the provisions of this Section, the Company or its successor shall continue to be responsible for the Premium costs associated with the Policy and any Alternative Death Benefits payable under Section 7, if such amounts are not paid by the trust for any reason, or if the trust’s assets become insufficient to pay any required amounts.

9. COMPANY DEFAULT

9.01	Company Default. A Company Default shall be deemed to have occurred with respect to the Policy if the Company fails to pay a Premium on the Policy as required under the terms of the Agreement within sixty (60) days after the due date for such Premium, or if the Company processes or attempts to process a policy loan, or a complete or partial surrender, or a cash value withdrawal without prior written approval from the Assignees.

9.02	Rights Under Company Default. In the event of a Company Default as described in Section 9.01, the Assignees shall have the right to require the Company to cure the Company Default by notifying the Company in writing within sixty (60) days after the Company Default occurs, or if later, within thirty (30) days after the Assignees become aware of the Company Default. If the Company fails to cure the Company Default within sixty (60) days after being notified by the Assignees of the Company Default, the Assignees shall have the right to require the Company to transfer its interest in the Participant’s Policy to the Assignees. The Assignees may exercise this right by notifying the Company, in writing, within sixty (60) days after the end of the sixty (60) day period following the Assignees’ notification to the Company of the Company Default. Upon receipt of such notice, the Company shall immediately transfer its rights in the Policy to the Assignees and the Company shall thereafter have no rights with respect to such Policy. The Assignees’ failure to exercise their rights under this Section shall not be deemed to release the Company from any of its obligations under the Agreement, and shall not preclude the Assignees from seeking other remedies with respect to the Company Default. Also, the Assignees’ failure to exercise their rights under this Section will not preclude the Assignees from exercising such rights upon a later Company Default.

10. GOVERNING LAWS AND NOTICES

10.01	Governing Law. This Agreement shall be governed by and construed in accordance with the substantive law of Alabama without giving effect to the choice of law rules of Alabama.

10.02	Notices. All notices hereunder shall be in writing and sent by first class mail with postage prepaid. Any notice to the Company shall be addressed to the attention of the Human Resources Director, AmSouth Bancorporation at the principal office of the Company at 1901 6th Avenue North, 9th Floor, Birmingham, AL 35203. Any notice to an Assignee shall be addressed to the Assignee at the address following such party’s signature on this Agreement. Any party may change its address by giving written notice of such change to the other parties pursuant to this Section.

11. MISCELLANEOUS PROVISIONS

11.01	This Agreement shall not be deemed to constitute a contract of employment between the Participant and the Company, nor shall any provision restrict the right of the Company to discharge the Participant, or to restrict the right of the Participant to terminate services.

11.02	The masculine pronoun includes the feminine and the singular includes the plural where appropriate for valid construction.

11.03	If the Participant or His Spouse commits suicide within two years of the Policy issue, or if the Participant or His Spouse made any material misstatement of information or nondisclosure of medical history pertaining to the Policy issue and dies within two years of the Policy issue, then no benefits shall be payable to the beneficiary(ies) of the Assignees.

11.04	In the event of any inconsistency between the terms of this Agreement and the terms of the Policy purchased hereunder, the terms of the Policy shall be controlling as to the Participant, the Assignees, a successor-in-interest (if any), and the beneficiary or beneficiaries.

11.05	The terms and conditions of this Agreement shall inure to the benefit of and bind the Company, the Participant, the Assignees and their successors and representatives. The Company shall have the right to absolutely and irrevocably assign its rights, title and interest in a Policy without the consent of the Assignees.

11.06	In the event that this Agreement is considered to be a welfare benefit plan under the Employee Retirement Income Security Act of 1974, as amended, the named fiduciary responsible for administering the Agreement shall be the Human Resources Division of AmSouth Bank (the “Administrator”).

11.07	Any claim for benefits under this Agreement shall be made to the Administrator. If the Administrator denies the claim in whole or in part, the Administrator shall, within thirty (30) days of receipt of the claim, write a letter to the claimant setting forth the reasons for denial with specific reference to provisions of the Agreement, describing any additional material or information necessary for the claimant to perfect the claim (explaining why such is needed), and explaining the necessary steps for appeal. In the event there are special circumstances delaying the Administrator’s determination of a claim, the Administrator shall notify the claimant in writing within thirty (30) days explaining the special circumstances and stating that an answer will be provided within thirty (30) days from the date of such letter. If the claimant does not receive an answer to his or her claim within thirty (30) days of filing or receipt of such extension notice, whichever is later, the claim will be deemed to have been denied and the claimant shall be entitled to proceed with an appeal as if the claim was denied and such letter of denial was received on such 30th day.

Any claimant may within sixty (60) days after receipt of the letter referred to in the immediately preceding paragraph, appeal to the Administrator and request a review of the denial of benefit with opportunity to appear in person or, at claimant’s option, to submit his or her position in writing only. Appeals not timely filed shall be barred. The claimant shall have the opportunity to submit written or oral evidence and arguments in support of his or her claim. At the hearing (or prior thereto upon five (5) business days written notice to the Plan Administrator) the claimant or his or her representative shall have an opportunity to review all documents in the possession of the Administrator that are pertinent to the claim at issue and to disallowance of the claim. The Administrator’s decision shall be made promptly, and shall not ordinarily be made later than 60 days after the receipt of the request for review by the Administrator. However, if special circumstances exist (such as the need to hold a hearing) such decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review. If a claimant does not receive a written decision by such time, the claim, the denial of which was the basis of the appeal, shall be deemed to have been finally denied.

/s/ Elaine B. Ritter	/s/ William D. Ritter
Signature	Signature
Elaine B. Ritter	William D. Ritter
[Home Address]	[Home Address]
Birmingham, AL	Birmingham, AL

AMSOUTH BANCORPORATION

By:	/s/ Henry D. Rumble

Signature

Henry D. Rumble

Name

SVP, Human Resources Administration

Title

Consent and Acknowledgment of Participant:

The undersigned Participant has read and understands the terms of this Agreement, consents to the terms of this Agreement and agrees to be bound by and subject to the terms of this Agreement to the same extent as if Participant had been a party to this Agreement. Further, the Participant agrees that the insurance benefits provided under this Agreement satisfy the Company’s obligation to provide insurance benefits pursuant to Section 4.5 of the Employment Agreement between the Participant and the Company.

/s/ C. Dowd Ritter
C. Dowd Ritter

AmSouth Bancorporation

Life Insurance Agreement

1.	Recitals

WHEREAS, C. Dowd Ritter (the “Participant”) has been and continues to be a valued key employee of AmSouth Bancorporation (the “Company”); and

WHEREAS, the Company has agreed to provide the Participant with an insurance death benefit payable on the death of the last survivor of the Participant and Susan B. Ritter, the Participant’s spouse (“His Spouse”); and

WHEREAS, in exchange for such death benefit, the Participant has agreed to waive his rights to participate in certain group term life insurance plans maintained by the Company; and

WHEREAS, the Participant has agreed that he and His Spouse will provide any medical history information to the insurance company or submit to any medical exams or tests as required by the insurance company for the coverage to be issued; and

WHEREAS, the Participant has agreed that the right to designate a beneficiary for such insurance death benefit, as well as the ability to assign such right, shall be irrevocably assigned from inception to William D. Ritter and Elaine R. Richie (the “Assignees”).

NOW, THEREFORE, in consideration of the promises and representations of the parties as herein recited, and in recognition of other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the Participant, by and through his Assignees, and the Company hereby agree as follows, effective October 3, 2001.

2.	Definitions

For purposes of this Agreement, the following terms have the meanings set forth below:

2.01	Alternative Death Benefit means a Company-paid death benefit paid by the Company to the Assignee’s beneficiary(ies) pursuant to an Alternative Death Benefit Election made by an Assignee under Section 7 of the Agreement.

2.02	Alternative Death Benefit Amount means an amount that, after subtracting any Company federal, state, and local income tax savings resulting from the deductibility of the payment for corporate tax purposes, is equal to the Participant’s Coverage Amount. The Alternative Death Benefit Amount shall be determined at the time the payment is to be made, based on the Company’s federal, state and local income tax rate (calculated at the highest marginal tax rate then applicable to the Company, but net of any federal deduction for state and local taxes) at the time of the payment.

2.03	Alternative Death Benefit Election means an election made by the Assignees pursuant to Section 7 of the Agreement.

2.04	Assignee means, with respect to one-half of the Participant’s Coverage Amount, William D. Ritter, and with respect to the other one-half of the Participant’s Coverage Amount, Elaine R. Richie, or the person or entity to which an Assignee assigns his or her interest under the Agreement.

2.05	Change in Control means a change in control of the Company, as such term is defined in the AmSouth Bancorporation Employment Agreement for C. Dowd Ritter, as in effect from time to time, or if none is in effect, the last such Agreement in effect.

2.06	Company means AmSouth Bancorporation.

2.07	Company Death Benefit means the portion of the Policy’s death benefit payable to Company as provided in Section 6.

2.08	Effective Date means October 3, 2001.

2.09	His Spouse means Susan B. Ritter.

2.10	Insurer means American General Life Insurance Company.

2.11	Participant means C. Dowd Ritter.

2.12	Participant’s Coverage Amount means the portion of the Policy’s death benefit payable to the beneficiary(ies) of the Assignees, which shall equal $6,770,034.

2.13	Policy means the life insurance policy acquired on the lives of the Participant and the Participant’s spouse which is subject to the terms of this Agreement, which is American General Life Insurance Company policy number [Policy Number].

2.14	Policy Owner means the Company.

2.15	Premium means the amount the Company is obligated to pay to the Insurer with respect to the Policy.

3.	Amount and Type of Coverage

3.01	Type of Policy and Coverage Amount. The Policy shall provide for a Participant Coverage Amount of $6,770,034. The Policy shall insure the Participant and the Participant’s spouse, with the death benefit payable at the death of the last survivor of the Participant and His Spouse.

3.02	Benefits Under Group Term Life Plan. In recognition of the insurance coverage provided under this Agreement, the Participant’s coverage under the group term life plan maintained by the Company shall be limited to $50,000, and shall be paid for by the Company.

4.	Payment of Premiums

4.01	Company Payments. Within thirty (30) days after the initial annual policy premium is billed, the Company shall pay the first annual Policy premium of $108,758. Thereafter, the Company shall pay an annual Policy premium of $108,758 on each of the next ten (10) Policy anniversary dates, unless the Company’s obligation to pay Premiums for the Policy terminates pursuant to the provisions of this Agreement; any such Premium shall be paid by the Company within thirty (30) days of the Policy anniversary date. A portion of the Policy Premium payable by the Company shall be collected by the Company from the Participant, as provided in Section 4.02.

4.02	Participant Payments. The Participant shall pay a portion of the Policy premium through semi-monthly payroll deducted payments to the Company. For each pay period, the amount payable by the Participant shall be determined by multiplying the Participant’s current annual base salary, as then in effect, by 0.0003 and dividing the result by 2.

The Participant’s semi-monthly contribution for the coverage shall continue until the earliest to occur of: the Participant’s termination of employment with the Company; the Participant’s death; or, the termination of this Agreement.

4.03	Termination Events. The Company’s obligation to pay Premiums with respect to the Policy shall terminate:

a.	Automatically upon the death of the last survivor of the Participant and His Spouse; or

b.	Upon the mutual written agreement of Company and the Assignees.

5.	Policy Ownership

5.01	Ownership. The Company shall be the owner of the Policy and shall be entitled to exercise the rights of ownership, except that the following rights shall be exercisable by each Assignee: (i) the right to designate the beneficiary(ies) to receive payment of that portion of the death benefit under such Policy equal to the Participant’s Coverage Amount unless there is an election for an Alternative Death Benefit in effect; and (ii) the right to assign any part or all of the Assignee’s rights under the Policy to any person, entity or trust. The Company shall not borrow from, hypothecate, withdraw cash value from, surrender in whole or in part, cancel, or in any other manner encumber a Policy without the prior written consent of the Assignees. The Company shall not take any other action with respect to the Policy that may reduce the Participant’s Coverage Amount without the prior written consent of the Assignees.

5.02	Possession of Policy. The Company shall keep possession of the Policy. The Company agrees to make the Policy available to the Assignees or to the Insurer at such times, and on such terms as the Company determines for the sole purposes of endorsing or filing any change of beneficiary or assignment on the Policy.

6.	Death Benefit

Upon the death of the last survivor of the Participant and His Spouse, the death benefit under the Policy shall be divided as follows:

a.	The beneficiary(ies) of the Assignees shall be entitled to receive the Participant’s Coverage Amount.

b.	The Company shall be entitled to receive as the Company Death Benefit an amount equal to the excess, if any, of the Policy’s death benefit over the Participant’s Coverage Amount.

The Company agrees to execute an endorsement to the Policy issued to it by the Insurer providing for the division of the Policy death benefit in accordance with the provisions of this Section.

Notwithstanding the provisions of this Section, if the Policy death benefit becomes payable while there is an Alternative Death Benefit Election in effect pursuant to Section 7, then the entire Policy death benefit shall be paid to the Company.

7.	Alternative Death Benefit Election.

Each Assignee may elect an Alternative Death Benefit in lieu of the insurance benefit provided under the Policy. Any such election shall be filed with the Company in such form as may be prescribed by the Company. The Alternative Death Benefit shall be paid by the Company from the general funds of the Company, and shall not constitute an insurance benefit. It shall be paid by the Company to the Assignee’s beneficiary(ies) at the time the Participant’s insurance death benefit would have been paid (at the death of the survivor of the Participant and His Spouse). The amount of the payment shall be equal to the Alternative Death Benefit Amount. As long as an Alternative Death Benefit Election is in effect, the beneficiary(ies) of each Assignee shall receive only the Alternative Death Benefit, and shall not be entitled to receive any portion of any death benefits that would become payable under the Policy, and the Assignees shall cooperate with the Company in effecting a change of beneficiary of the Policy to achieve such result. An Alternative Death Benefit Election (or an election to revoke such an election) shall be effective when any necessary documentation is submitted to and accepted by the Insurer. The Company will promptly submit any required forms or documents to the Insurer when an Alternative Death Benefit Election is made or revoked.

8.	Change in Control

If there is a Change in Control:

a.	the Agreement and the Company’s obligation to pay Policy Premiums hereunder shall become irrevocable at the time of the Change in Control;

b.	the Company immediately shall transfer the ownership of the Policy to an irrevocable trust to: (i) pay any Premiums projected to be payable on the Policy after the Change in Control and (ii) pay any Alternative Death Benefit that becomes payable under Section 7 of this Agreement;

c.	the Company immediately shall fund such irrevocable trust with an amount sufficient to pay all necessary projected future Premiums for the Policy; and

d.	the provisions of Sections 4.02 and 4.03 shall continue to apply as if there had been no Change in Control.

The occurrence of a Change in Control shall not preclude an Assignee from thereafter making (or revoking) an Alternative Death Benefit Election pursuant to Section 7.

Notwithstanding the creation and funding of an irrevocable trust in accordance with the provisions of this Section, the Company or its successor shall continue to be responsible for the Premium costs associated with the Policy and any Alternative Death Benefits payable under Section 7, if such amounts are not paid by the trust for any reason, or if the trust’s assets become insufficient to pay any required amounts.

9.	Company Default

9.01	Company Default. A Company Default shall be deemed to have occurred with respect to the Policy if the Company fails to pay a Premium on the Policy as required under the terms of the Agreement within sixty (60) days after the due date for such Premium, or if the Company processes or attempts to process a policy loan, or a complete or partial surrender, or a cash value withdrawal without prior written approval from the Assignees.

9.02	Rights Under Company Default. In the event of a Company Default as described in Section 9.01, the Assignees shall have the right to require the Company to cure the Company Default by notifying the Company in writing within sixty (60) days after the Company Default occurs, or if later, within thirty (30) days after the Assignees become aware of the Company Default. If the Company fails to cure the Company Default within sixty (60) days after being notified by the Assignees of the Company Default, the Assignees shall have the right to require the Company to transfer its interest in the Participant’s Policy to the Assignees. The Assignees may exercise this right by notifying the Company, in writing, within sixty (60) days after the end of the sixty (60) day period following the Assignees’ notification to the Company of the Company Default. Upon receipt of such notice, the Company shall immediately transfer its rights in the Policy to the Assignees and the Company shall thereafter have no rights with respect to such Policy. The Assignees’ failure to exercise their rights under this Section shall not be deemed to release the Company from any of its obligations under the Agreement, and shall not preclude the Assignees from seeking other remedies with respect to the Company Default. Also, the Assignees’ failure to exercise their rights under this Section will not preclude the Assignees from exercising such rights upon a later Company Default.

10.	Governing Laws and Notices

10.01	Governing Law. This Agreement shall be governed by and construed in accordance with the substantive law of Alabama without giving effect to the choice of law rules of Alabama.

10.02	Notices. All notices hereunder shall be in writing and sent by first class mail with postage prepaid. Any notice to the Company shall be addressed to the attention of the Human Resources Director, AmSouth Bancorporation at the principal office of the Company at 1901-16th Avenue North, 9th Floor, Birmingham, AL 35203. Any notice to an Assignee shall be addressed to the Assignee at the address following such party’s signature on this Agreement. Any party may change its address by giving written notice of such change to the other party pursuant to this Section.

11.	Miscellaneous Provisions

11.01	This Agreement shall not be deemed to constitute a contract of employment between the Participant and the Company, nor shall any provision restrict the right of the Company to discharge the Participant, or to restrict the right of the Participant to terminate services.

11.02	The masculine pronoun includes the feminine and the singular includes the plural where appropriate for valid construction.

11.03	If the Participant or His Spouse commits suicide within two years of the Policy issue, or if the Participant or His Spouse made any material misstatement of information or nondisclosure of medical history pertaining to the Policy issue and dies within two years of the Policy issue, then no benefits shall be payable to the beneficiary(ies) of the Assignee.

11.04	In the event of any inconsistency between the terms of this Agreement and the terms of the Policy purchased hereunder, the terms of the Policy shall be controlling as to the Participant, the Assignees, a successor-in-interest (if any), and the beneficiary or beneficiaries.

11.05	The terms and conditions of this Agreement shall inure to the benefit of and bind the Company, the Participant, the Assignees and their successors and representatives. The Company shall have the right to absolutely and irrevocably assign its rights, title and interest in a Policy without the consent of the Assignees.

11.06	In the event that this Agreement is considered to be a welfare benefit plan under the Employee Retirement Income Security Act of 1974, as amended, the named fiduciary responsible for administering the Agreement shall be the Human Resources Division of AmSouth Bank (the “Administrator”).

11.07

Any claim for benefits under this Agreement shall be made to the Administrator. If the Administrator denies the claim in whole or in part, the Administrator shall, within thirty (30) days of receipt of the claim, write a letter to the claimant setting forth the reasons for denial with specific reference to provisions of the Agreement, describing any additional material or information necessary for the claimant to perfect the claim (explaining why such is needed), and explaining the necessary steps for appeal. In the event there are special circumstances delaying the Administrator’s determination of a claim, the Administrator shall notify the claimant in writing within thirty (30) days explaining the special circumstances and stating that an answer will be provided within thirty (30) days from the date of such letter. If the claimant does not receive an answer to his or her claim within thirty (30) days of filing or receipt of such extension notice, whichever is later, the claim will be deemed to have been denied and the claimant shall be entitled to proceed with an appeal as if the claim was denied and such letter of denial was received on such 30th day.

Any claimant may within sixty (60) days, after receipt of the letter referred to in the immediately preceding paragraph, appeal to the Administrator and request a review of the denial of benefit with opportunity to appear in person or, at claimant’s option, to submit his or her position in writing only. Appeals not timely filed shall be barred. The claimant shall have the opportunity to submit written or oral evidence and arguments in support of his or her claim. At the hearing (or prior thereto upon five (5) business days written notice to the Plan Administrator) the claimant or his or her representative shall have an opportunity to review all documents in the possession of the Administrator that are pertinent to the claim at issue and to disallowance of the claim. The Administrator’s decision shall be made promptly, and shall not ordinarily be made later than 60 days after the receipt of the request for review by the Administrator. However, if special circumstances exist (such as the need to hold a hearing) such decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review. If a claimant does not receive a written decision by such time, the claim, the denial of which was the basis of the appeal, shall be deemed to have been finally denied.

/s/ Elaine R. Richie	/s/ William D. Ritter
Signature	Signature
Elaine R. Richie [Home Address] Birmingham, AL	William D. Ritter [Home Address] Birmingham, AL

AmSouth Bancorporation

By: /s/ Henry D. Rumble SVP, HR Administration
Signature

Henry D. Rumble
Name

SVP, Human Resources Administration
Title

Consent and Acknowledgment of Participant:

The undersigned Participant has read and understands the terms of this Agreement, consents to the terms of this Agreement and agrees to be bound by and subject to the terms of this Agreement to the same extent as if Participant had been a party to this Agreement. Further, the Participant agrees that the insurance benefits provided under this Agreement satisfy the Company’s obligation to provide insurance benefits pursuant to Section 4.5 of the Employment Agreement between the Participant and the Company.

/s/ C. Dowd Ritter
C. Dowd Ritter